UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2013

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The Registrant hereby furnishes the information set forth in its News Release, dated February 20, 2013, announcing operating results for the three and twelve month periods ended December 31, 2012, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On February 21, 2013, the Registrant held a conference call and web cast with respect to its financial results for the three and twelve month periods ended December 31, 2012. The conference call scripts of Gail M. Peck, Vice President and Treasurer; Timothy R. Wallace, Chairman, Chief Executive Officer, and President; William A. McWhirter II, Senior Vice President and Group President of the Construction Products, Energy Equipment and Inland Barge Groups; D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups; and James E. Perry, Senior Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5, and 99.6, respectively, and incorporated herein by reference.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 7.01 Regulation FD Disclosure.

See "Item 2.02 — Results of Operations and Financial Condition."

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:
Exhibit No. / Description
99.1 News Release dated February 20, 2013 with respect to the operating results for the three and twelve month periods ended December 31, 2012.
99.2 Conference call script of February 21, 2013 of Gail M. Peck, Vice President and Treasurer.
99.3 Conference call script of February 21, 2013 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.4 Conference call script of February 21, 2013 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products, Energy Equipment and Inland Barge Groups.
99.5 Conference call script of February 21, 2013 of D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups.
99.6 Conference call script of February 21, 2013 of James E. Perry, Senior Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

February 21, 2013	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	News Release dated February 20, 2013 with respect to the operating results for the three and twelve month periods ended December 31, 2012
99.2	Conference call script of February 21, 2013 of Gail M. Peck, Vice President and Treasurer
99.3	Conference call script of February 21, 2013 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.4	Conference call script of February 21, 2013 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products, Energy Equipment and Inland Barge Groups.
99.5	Conference call script of February 21, 2013 of D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups.
99.6	Conference call script of February 21, 2013 of James E. Perry, Senior Vice President and Chief Financial Officer.